Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
20.	COMMITMENTS AND CONTINGENCIES

(a) Capital commitments and contingencies

Refer to Note 18 (a) for details related to investments with KADI. As of the filing of this annual report, the Group is in negotiation with KADI for a reduced ownership of KADI or a rescission of the acquisition.

(b) Income taxes

As of December 31, 2022, the Group recognized an accrual of $1,990, in unrecognized tax benefits and its interest (Note 14). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2022, the Group classified the accrual for unrecognized tax benefits as a non-current liability. As of December 31, 2023 and 2024, the uncertainties have dismissed due to the tax examination period has expired and the previously recognized tax benefits has been reversed.